                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 3, 2001


                         UNIVERSAL HEALTH SERVICES, INC.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                             1-10765                        23-2077891
 ------------------------------------    ----------------------------    ------------------------------
     (State or other jurisdiction              (Commission File                   (IRS Employer
           of incorporation)                        Number)                    Identification No.)


                     Universal Corporate Center
                        367 South Gulph Road

                    King of Prussia, Pennsylvania                             19406
 --------------------------------------------------------------------    -----------------
              (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (610) 768-3300

                                 Not applicable.
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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 Item 5.  Other Events.

     Pursuant to the Indenture, dated as of June 23, 2000, by and between the Universal Health Services, Inc., a Delaware corporation (the "Company") and Bank One Trust Company, N.A., as trustee (the "Trustee"), relating to the Company's Convertible Debentures Due 2020 (the "Debentures"), the notice attached hereto as Exhibit 20.1, which is hereby incorporated by reference herein, is being distributed, on or about the date hereof, to the Trustee and all holders of the Debentures.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits:

         3.1 Certificate of Amendment of Restated Certificate of Incorporation, dated May 23, 2001.

         20.1 Notice to Bank One Trust Company, N.A., as Trustee, and the Holders of the Convertible Debentures Due 2020 of Universal Health Services, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNIVERSAL HEALTH SERVICES, INC.




                                       By:           /s/ Kirk E. Gorman
                                         ---------------------------------------
                                         Name:  Kirk E. Gorman
                                         Title: Senior Vice President, Treasurer
                                                and Chief Financial Officer

Date:  July 3, 2001


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                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------
3.1               Certificate of Amendment of Restated Certificate of
                  Incorporation, dated May 23, 2001.

20.1 Notice to Bank One Trust Company, N.A., as Trustee, and the Holders of the Convertible Debentures Due 2020 of Universal Health Services, Inc.


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